Rydex Series Funds

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

Supplement Dated March 22, 2013 to the Statements of Additional Information Dated May 1, 2012 and August 1, 2012, as Supplemented from Time to Time

This supplement provides new and additional information beyond that contained in the Statements of Additional Information listed above.

Effective immediately, in the table under the section titled “Members of the Board and Officers of the Trust” under “Management of the Trust,” the row relating to Amy J. Lee is deleted in its entirety and replaced with the following:

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer**	Other Directorships Held by Trustee
Amy J. Lee (51) One Security Benefit Place Topeka, Kansas 66636-0001	Vice President from 2009 to present and Secretary from February 2012 to present.	Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary & Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Variable Trust, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC .	137	Not Applicable.

		Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-2012); Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011).

Investors should retain this supplement for future reference.

RFB-SAI-SUP